THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE, AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VITRUE OF THE COMPANY'S INTENDED COMPLIANCE WITH SECTION 4(2) OF THE ACT, THE PROVISIONS OF REGULATIONS D PROMULGATED THEREUNDER, AND PARALLEL EXEMPTIONS UNDER STATE LAW, THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Common Stock, $0.0001 Par Value Per Share

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT ("Agreement") is entered into between and among Toh Kean Ban., a private citizen, and shareholder (the "Shareholder") of 1,000,000 shares of common stock of ANDES 7 Inc. par value $0.0001, and ABINA Company Ltd. (the "Purchaser"), dated January 20, 2017.

RECITALS

A. Subject to the terms and conditions set forth in this Agreement, the Shareholder desires to sell to the Purchaser, and the Purchaser desires to purchase the number of shares of Common Stock (the "Shares") indicated below and on the signature page hereof.

B. The Shareholder, and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afford by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

IN CONSIDERATION of the mutual covenants and promises set forth below and other good and valuable consideration, the receipt and adequacy of which the parties acknowledge by their signatures below, Purchaser hereby agrees to acquire, and the Shareholder agrees to issue and sell according to the terms and conditions set forth in this Agreement.

AGREEMENT

1. Purchase of Securities. Subject to the terms and conditions of this Agreement, Purchaser hereby agrees to acquire, and the Shareholder agrees to sell, One Million (1,000,000) shares of its Common Stock (the "Shares"). The consideration paid for the Shares shall be Two Thousand Two Hundred and Fifty Dollars ($2,250) (the "Purchase Price") which

shall be payable in full by check or by wire transfer to the Company according to the transfer instructions set forth in Schedule 1.

2. Acceptance; Revocability. This Agreement is irrevocable by Purchaser, but the Company may accept or reject it in whole or in part in its sold and absolute discretion and return the Purchase Price to the Purchaser without interest or deductions at any time prior to executing and delivering to the Purchaser a copy of this Agreement. Upon acceptance by execution of this Agreement by the Company, which date shall constitute the closing date (the "Closing Date") for each investor, however, the Company may not thereafter revoke this Agreement.

3. Use and Disposition of Proceeds. Purchaser acknowledges and agrees that if the Company accepts the Agreement, the Company shall have immediate access to such funds and that such funds shall be used by the Company according to the Company's management's discretion.

4. Representations and Warranties of the Purchaser. To induce the Company's acceptance of this Agreement, Purchaser hereby represents and warrants to the Company and its agents and attorneys as follows:

4.1 Purchaser Status: Purchaser either (A) is an "accredited investor" within the meaning of the Commission's Rule 501 of Regulation D, as presently in effect, and as indicated below, or (B) (i) certifies that such Purchaser is not a "U.S. person" within the meaning of the Commission's Rule 902 of Regulation S, as presently in effect, and that such Purchaser is not acquiring the Shares for the account or benefit of any such U.S. person, (ii) agrees to resell the Shares only in accordance with the provisions of such Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transaction with regard to the Shares unless in compliance with the Securities Act, (iii) agrees that any certificates for any securities issued to such Purchaser shall contain a legend to the effect that transfer is prohibited except in accordance with the provision of such Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and that hedging transactions involving such Shares may not be conducted unless in compliance with the Securities Act, (iv) agrees that the Company is hereby required to refuse to register any transfer of any securities issued to such Purchaser not made in accordance with the provision of such Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.

If the Purchaser resides in the United States, such Purchaser must be an Accredited Investor, and must indicate such status, by initialing the applicable paragraph (a) through (g) below, representing and warranting that the Purchaser is an "Accredited Investor" as defined in Regulation D under the Securities Act, because the Purchaser meets the requirements set forth in one or more of the enumerated categories. The Purchaser has reviewed the Accredited Investor standards listed below and confirms it is an "Accredited Investor" as indicated below. Place your initials in the space provided in the beginning of each applicable paragraph thereby

representing and warranting as to the applicability fo the Purchaser of the initialed paragraph or paragraphs:

[X] (a) any individual Purchaser whose net worth, or joint net worth with that person's spouse at the time of his purchase, exceeds $1,000,000 (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser)(Please Note: For purposes of category (1) you may include your spouse's net worth, but may no longer include the fair market value of your primary residence. This is a recent change to the law. Please review carefully.);

[ ] (b) any individual Purchaser who had an income in excess of $200,000 in each of the two most recent years or join income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in execess of the same income level in the current year (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

[ ] (c) any corporation or partnership not formed for the specific purpose of making an investment in the Common Stock, with total assets in excess of $5,000,000.;

[ ] (d) and trust, which is not formed for the specific purpose of investing in the Common Stock, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person, as such term is defined in Rule 506(b) of Regulation D under the Securities Act;

[ ] (e) any ERISA Plan if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, or the Plan has total assets in excess of $5,000,000.; \

[ ] (f) any individual Purchaser who is an executive officer or director of the Company;

[ ] (g)any entity in which all of the equity owners are Accredited Investors under paragraphs (a), (b), (c) or (f) above or any other

entity meeting required "Accredited Investor" standards under Rule 501 of Regulation D under the Securities Act and applicable State securities law criteria. IF THE PURCHASER IS AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE ACCREDITED INVESTORS, THE PURCHASER MUST PROVIDE A SUBSCRIPTION AGREEMENT FROM EACH OF ITS EQUITY OWNERS;

4.2 Liquidity. Purchaser presently has sufficient liquid assets to pay the Purchase Price. Purchaser's overall commitments to investments that are not readily marketable are not disproportionate to Purchaser's total assets, and Purchaser's investment in the Shares will not cause such overall commitment to become excessive. Purchaser has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Shares or for a source of income from the Company. Purchaser is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement, including, but not limited to, the possibility of the complete loss of the value of the Shares and the limited transferability of the Shares, which may make the liquidation of the Shares impossible in the near future.

4.3 Organization, Standing, Authorization. If a corporation, limited liability company, or other entity, Purchaser is duly organized, validly existing, and in good standing under the laws of its State of organization, and has the requisite power and authority to enter into this Agreement, acquire the Shares and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, and all other documents and instruments executed by Purchaser in connection with any of the transaction contemplated by this Agreement have been duly authorized by all required action of Purchaser's members or manager. The person executing, on Purchaser's behalf, this Agreement and any other documents or instruments executed by Purchaser in connection with this Agreement is duly authorized to do so.

4.4 Absence of Conflicts. Purchaser represents and warrants that the execution and delivery of this Agreement and any other document or instrument executed in connection with this Agreement, and the consummation of the transaction contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or provision of any indenture, instrument or agreement to which Purchaser is a party or are subject, or by which Purchaser or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by either Purchaser or to any third party, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its properties, operations or management may be subject.

4.5 Sole Party in Interest. Purchaser represents that it is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Shares any beneficial ownership interest in the Shares or any portion of the Shares, whether direct or indirect.

4.6 Investment Purpose. Purchaser represents that it is acquiring the Shares for its own account and for investment purposes and not on behalf of any other person or entity or for or with a view to resale or distribution.

4.7 Knowledge and Experience. Purchaser has been advised, to the Purchaser's satisfaction and understanding, with respect to the advisability of an investment in the Company and the Shares. Purchaser is experienced in evaluating and making speculative investments, and has the capacity to protect its interest in connection with the acquisition of the Shares. Purchaser has such knowledge and experience in financial and business matters in general, and investments in the industry in particular, that Purchaser is capable of evaluating the merits and risk of Purchaser's investment in the Company. Purchaser has been informed that an investment in the Company is speculative and has concluded that Purchaser's proposed investment is appropriate in light of its overall investment objectives and financial situation.

4.8 Investment Advisors. Purchaser represents that no investment advisor or purchaser representative has been consulted or retained in connection with Purchaser's decision to purchase the Shareholder's Shares.

4.9 Disclosure, Access to Information. Purchaser confirms that it has received and thoroughly read and is familiar with an understands this Agreement, and the Company's public filings to date, and that all documents, records, books and other information pertaining to Purchaser's investment in the Company requested by Purchaser have been made available for inspection and copying and that there are no additional materials or documents that have been requested by Purchaser that have not been made available by the Company. Purchaser further acknowledges it has had an opportunity to ask questions of and receive answer from Company's representatives, and that any decision not to ask questions for the Company's representatives was a conscious decision on Purchaser's part and reflects Purchaser's belief that no additional information is necessary in order to make an informed decision about investing in the Company. Purchaser further acknowledges that it understands that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

4.10 Exclusive Reliance on this Agreement. In making the decision to purchase the Shares, Purchaser has relied exclusively upon information included in this Agreement or incorporated herein by reference pursuant to Section 4.9, and investigations made by Purchaser, and not on any other representations, promises or information, whether written or verbal, by any person.

4.11 Accuracy of Unincorporated Documents and Other Unincorporated Materials. To the extent Purchaser has receive documents or other materials, other than as

expressly incorporated herein by reference pursuant to Section 4.9, Purchaser acknowledges the following with respect to such documents and materials:

(1) Such documents and materials and any projections contained therein may be incomplete, may contain errors or misstatements, and do not purport to adequately describe the transaction contemplated by this Agreement or the status of the development of the Company's technology. Purchaser agrees that such documents and materials cannot be relied upon in making a decision as to whether to purchase the Shares and acknowledges that there can be no assurance that any of the projections contained therein will be accomplished by the Company; and

(2) Purchaser has been advised and fully understand that any summaries, projections, forecasts or estimates included in such documents and materials, including those relating to product development schedules and projection, possible revenues, income, profitability of the Company or an investment therein inherently involve uncertainties any may be affected by circumstances in the future which cannot be reasonably predicted and are beyond the control of the Company. Further, the projection, forecasts and estimates are speculative and may be optimistic, and there can be no assurance that any of the projections, forecasts or estimates will be reached, or that the Company will successfully, produce a commercially viable product or that the Company will realize any income or profits or that any dividends or distributions of profits will be paid on the Company's securities.

4.12 Residency. If a corporation or other entity, Purchaser is organized under the laws of and has its principal place of business in the State of California. If an individual, the Purchaser's principal residence is located in the State of California.

4.13 Advice of Counsel. Purchaser understands that terms and conditions of this Agreement, has investigated all issues to Purchaser's satisfaction, has consulted with such of Purchaser's own legal counsel or other advisors as Purchaser deems necessary, and is not relying, and has not relied on the Company for an explanation of the terms or condition of this Agreement or any document or instrument related to the transactions contemplated thereby. Purchaser further acknowledges, understand, and agrees that, in arranging for the preparation of this Agreement and all other documents and materials related thereto, the Company has not attempted to procure, and has not procured, legal representation for Purchaser.

4.14 Accuracy of Representation and Information. All representations made by Purchaser in this Agreement and all documents and instruments related to this Agreement, and all information provided by Purchaser to the Company concerning Purchaser and its respective financial positions is correct and complete as of the date hereof. If there is any material change in such information before the actual issuance of the Shares, Purchaser immediately will provide such information to the Company.

4.15 No Representations. None of the following have ever been represented, guaranteed, or warranted to Purchaser by the Company or any of its employees, agent, representatives or affiliates, or any broker or any other person, expressly or by implication:

(1) The approximate or exact length of time that Purchaser will be required to remain as owner of the Shares;

(2) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Shares; or

(3) The past performance of experience on the part of the Company or any affiliate or their associates, agents or employees or of any other person as being indicative of future results of an investment in the Shares.

4.16 Federal Tax Matters. Purchaser has reviewed and understands the federal income tax aspects of its purchase of the Shares, and has received such advice in this regard as Purchaser deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

4.17 No Representations by Brokers or Finders. Purchaser represents in making its decision to purchase the Shares, it is not relying on any representations, warranties, promises, or other inducements to purchase that were made by any broker, finder, or selling agent of the Company, and that the only representations, warranties, or other inducements to purchaser are contained in the written materials provided by the Company to the Purchaser.

5. Certain Risk Factors. Purchaser has been informed about and fully understands that there are risks associated with an investment in the Company. Such risks may include, but not necessarily be limited to, the risk factors set forth in the Company's public filings to date. By signing below, the Purchaser acknowledges that he or she has read this Agreement and the Company's public filings, and recognizes and acknowledges that an investment in the Company includes certain risks, not limited to those listed.

6. Manner of Sale. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general solicitation or advertising.

7. Restricted Securities. Purchaser understands and acknowledges that resales of the Shares have not been registered under the Act, or any state securities laws, and the Shares will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel that an exemption from registration is available for such resale. With regard to the restrictions on resale of the Shares, Purchaser is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144; (ii) that the Company will issue stop transfer orders to its transfer agent in the event of attempts to improperly transfer any such securities; and (iii) that a restrictive legend will be placed on the

Shares and any security underlying or into which any of the Shares are or will be convertible, which legend will read substantially as follows:

THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISION OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. FURTHERMORE, THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, STATISFACTORY TO THE COMPANY AND ITS SECURITIES COUNSEL, THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

8. Indemnification. Purchaser agrees to indemnify the Company, its officer employees and agents, and hold them harmless from and against any and all liability, damage, cost or expense, including attorney's fees, incurred on account or arising out of:

8.1 Any inaccuracy in the declarations, representations, and warranties by Purchaser set forth herein;

8.2 The disposition of the Shares or any portion thereof, by Purchaser contrary to the declarations, representations and warranties set forth herein and any restrictions on transfer that may be noted on the certificates representing such securities; and

8.3 Any action, suite or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (ii) the disposition of Shares, or any portion thereof.

9. Conduct of Business; Interim Operations. The Company covenants that, after execution of the Agreement, but before the Closing Date, the Company will use its best efforts to conduct its business and operations in a reasonable and professional manner and in accordance with past practices, to preserve its existing business organization and its relationships with its employees and other third parties, to preserve and protect its assets, and to conduct its business in compliance with all applicable laws and regulations. Prior to the Closing Date, the Company will promptly inform Purchaser of any material developments or transaction involving the Company that arise after the date the parties execute this Agreement though the Closing Date.

10. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

10.1 Organization, Standing, Etc. The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement.

10.2 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all required action of the Company.

11. Confidentiality. Purchaser acknowledges and agrees that the Company has provided them with certain information about the Company that is proprietary and confidential in connection with the consummation of the transaction contemplated by this Agreement (the "Confidential Information"). Purchaser covenants to preserve the confidentiality of the Confidential Information and to use the Confidential Information only for the purpose of determining to proceed with the transaction contemplated by this Agreement, and agree to do so for a period of five (5) years, except that information (i) in the public domain without violation of any confidentiality agreement, if known by the party receiving it before receipt, or (ii) received from a third party without violation of a non-disclosure obligation of that third party of the party delivering or disclosing information shall not be considered Confidential Information subject to this Section 11.

12. Nondisclosure. Except as required by applicable securities laws, rules and regulations, prior to the Closing Date, no press release or other announcement concerning the proposed transactions will be issued except by mutual consent of the parties. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After closing, disclosure shall be at the sole discretion of the Company.

13. General Provisions.

13.1 Attorney's Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations of performance hereunder, shall pay reasonable attorney's fees and costs incurred by the non-defaulting party to enforce performance or clarify the terms of this Agreement.

13.2 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its choice of law rules.

13.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

13.4 Entire Agreement. This Agreement, and the Exhibits, Schedules and other attachments referred to herein (all of the which are incorporated in this Agreement by reference) collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended expect by an instrument in writing signed by all of the parties to this Agreement.

13.5 Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorney's fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement.

13.6 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

13.7 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

If to Purchaser, to it, him or them at:

68, Soi Suphaphong 3 Yak 8, Srinakarian 40 Road
NongBon, Prawet, Bangkok, 10250 Thailand
Attn: Manichan Khor

If to the Shareholder, to it at

534 Mukim 4 Batu Itam
Balik Pulau, Malaysia 11000

All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

13.8 Severability. Should any one or more of the provision of this Agreement be determined to be illegal or unenforceable, all other provision of this Agreement shall be given

effect separately from the provision or provision determined to be illegal or unenforceable and shall not be affected thereby.

13.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, but shall not be assignable by Purchaser without prior written consent of the Company.

13.10 Survival of Certain Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in this Agreement by either party shall survive this date of this Agreement, the Closing Date, the consummation of the transactions contemplated by this Agreement, and the issuance by the Company of the Shares.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date indicated on the signature lines.

SELLER

Toh Kean Ban 涂建萬

By: ______________________

Toh Kean Ban

Shares Sold: 1,000,000

BUYER

ABINA COMPANY Ltd.

By: ______________________

Manichan Khor
For ABINA COMPANY Ltd.

Date: 1/19/17

Address:

68 Soi Suphaphong 3
Yak 8 Srinakarin 40 Rd.
Prawet, Bangkok, Thailand 10250
Tax Id# (Country of Origin):
Tax Id# (USA, If Applicable):
Telephone No.:+6889 – 462 – 1388
Facsimile No.: +662-748-1112

Consideration Paid: $2,250.00

Consideration Paid In US Dollars